MFS(R) GLOBAL ASSET ALLOCATION FUND


                  Supplement to the Prospectus and Statement of
                   Additional Information (the "SAI") Part I

Effective immediately, the "Principal Investment Policies" and "Principal Risks of an Investment" sections of the fund's prospectus are revised to delete reference to the fund as a non-diversified mutual fund.

The "Management of the Fund" section of the fund's SAI is amended to reflect the fund's new status as a diversified fund and is restated to include the following disclosure:

         The fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

In addition, the Class A sales charge table, under the "Description Of Share Classes" section of the prospectus, is restated as follows:

     Purchases Subject to an Initial Sales Charge. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                                                Sales Charge* as Percentage of:
     Amount of Purchase                                                Offering Price            Net Amount Invested

     Less than $100,000                                                   4.75%                        4.99%

     $100,000 but less than $250,000                                      4.00                         4.17

     $250,000 but less than $500,000                                      2.95                         3.04

     $500,000 but less than $1,000,000                                    2.20                         2.25

     $1,000,000 or more                                                   None**                       None**
-------------------------------------------------------------------------------------------------------------------

* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will apply to such purchases, as discussed below.




                  The date of this Supplement is July 31, 2002